UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 17, 2014

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KULICKE AND SOFFA INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

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Pennsylvania	000-00121	23-1498399
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

23A Serangoon North Avenue 5, #01-01 K&S Corporate Headquarters, Singapore		554369
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 784-6000

N/A
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

 On February 17, 2014, the Board of Directors of Kulicke and Soffa Industries, Inc. (the “Company”) elected Peter Tat-Ming Kong as a director, effective February 18, 2014 to serve until the 2018 Annual Meeting of Shareholders. From May 2009 to December 2013, Mr. Kong served as the President of Global Components Business at Arrow Electronics, Inc. Mr. Kong also served as Corporate Vice President of Arrow Electronics Inc., from April 1, 2006 and served as President of Arrow Asia and Pacific from April 1, 2006 to May 2009. He served as the President of Asia Pacific Operations at Lear Corp. from 1998 to 2006. Mr. Kong held leadership roles with MAPS International, Magna International, Inc., Domtar, Inc., and Esso Chemicals. He has been a Director at Ferro Corp. since April 2012.
Mr. Kong holds a master's degree in Business Administration from the University of Toronto, a master's degree in Chemical Engineering from the University of Wisconsin, and a bachelor's degree in Chemical Engineering from Washington State University.
Mr. Kong also was appointed to the Audit Committee of the Board of Directors.
Mr. Kong will receive the standard non-employee director compensation arrangements described in the Company’s Proxy Statement for the 2014 Annual Meeting of Shareholders, including under the Company’s 2009 Equity Plan, as amended, an initial grant of a number of common shares closest in value to, without exceeding, $120,000, upon his election to the Board of Directors, as well as subsequent grants of common shares on the first business day of each quarter while serving on the Board of Directors. In addition, Mr. Kong will enter into an indemnification agreement with the Company in substantially the form set forth in Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on October 10, 2013.
A copy of the Company’s press release announcing Mr. Kong’s election is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.
Exhibit No.	Description
99.1	Press Release dated February 18, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 18, 2014	KULICKE AND SOFFA INDUSTRIES, INC.

	By:	/s/ Jonathan H. Chou
	Name:	Jonathan H. Chou
	Title:	Senior Vice President, Chief Financial Officer
and Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated February 18, 2014